UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31

Date of reporting period: June 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS

INCOME TRUST

LEGG MASON WESTERN ASSET

NEW YORK MUNICIPALS FUND

FORM N-Q

JUNE 30, 2010

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 94.9%
Education - 13.8%
Amherst, NY, Development Corp., Student Housing Facility Revenue, AGM	5.000%	10/1/40	$2,370,000	$2,423,206
Amherst, NY, IDA, Civic Facilities Revenue:
University of Buffalo Foundation, Faculty- Student Housing, AMBAC	5.125%	8/1/20	1,000,000	1,029,540
University of Buffalo Foundation, Faculty- Student Housing, AMBAC	5.250%	8/1/31	3,615,000	3,623,965
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue:
Refunding, Bard College	5.000%	8/1/19	1,000,000	1,044,730
Refunding, Bard College	5.000%	8/1/46	2,500,000	2,383,700
Erie County, NY, Industrial Development Agency, School Facility Revenue, Buffalo City School District	5.000%	5/1/31	17,685,000	18,637,691
Madison County, NY, IDA, Civic Facilities Revenue, Colgate University Project	5.000%	7/1/23	2,250,000	2,350,732
New York City, NY, Trust Cultural Resource Revenue, AMBAC, Museum of Modern Art	5.000%	4/1/23	3,100,000	3,187,544
New York State Dormitory Authority Revenue	7.500%	5/15/11	291,000	306,860
New York State Dormitory Authority Revenue:
4201 School Program	5.000%	7/1/18	1,000,000	1,007,630
City University of New York, Consolidated Second General Resolution, AMBAC-TCRS	5.750%	7/1/18	3,000,000	3,437,400
City University Systems, AGM	6.000%	7/1/14	4,835,000	5,214,306
City University Systems, FGIC-TCRS	5.625%	7/1/16	5,825,000	6,604,560
Department of Education	5.000%	7/1/24	2,000,000	2,049,300
New School University, NATL	5.000%	7/1/29	5,000,000	5,038,150
New York University	5.000%	7/1/38	10,000,000	10,434,500
New York University, AMBAC	5.000%	7/1/32	8,000,000	8,423,600
New York University, NATL	5.750%	7/1/15	1,000,000	1,172,960
New York University, NATL	5.750%	7/1/27	6,300,000	7,547,967
Non-State Supported Debt, Brooklyn Law School	5.750%	7/1/33	1,750,000	1,922,428
Non-State Supported Debt, Cabrini Westchester, GNMA-Collateralized, FHA	5.100%	2/15/26	2,400,000	2,590,896
Non-State Supported Debt, Cabrini Westchester, GNMA-Collateralized, FHA	5.200%	2/15/41	4,525,000	4,708,760
Non-State Supported Debt, Marymount Manhattan College	5.250%	7/1/29	2,140,000	2,170,602
Non-State Supported Debt, University of New York, AMBAC	5.000%	7/1/37	5,000,000	5,227,650
State University Adult Facilities, AGM	5.750%	5/15/17	1,070,000	1,241,778
Teachers College, NATL	5.000%	7/1/22	3,000,000	3,090,840
New York State Municipal Bond Bank Agency, Special School Purpose Revenue, State Aid Withholding	5.250%	12/1/21	1,700,000	1,807,967
Rensselaer County, NY, IDA, Civic Facilities Revenue:
Polytechnic Institute Dormitory Project	5.125%	8/1/27	5,820,000	5,857,946
Polytechnic Institute Dormitory Project	5.125%	8/1/29	5,430,000	5,458,670
Schenectady, NY, Industrial Development Agency, Civic Facilities Revenue, Union College Project, AMBAC	5.000%	7/1/22	1,725,000	1,788,670
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute	5.125%	9/1/40	15,000,000	15,290,550

Total Education				137,075,098

Health Care - 12.7%
East Rochester, NY, Housing Authority Revenue, North Park Nursing Home, GNMA-Collateralized	5.200%	10/20/24	1,620,000	1,665,878

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care - continued
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	$10,000,000	$9,908,300
New York City Health & Hospital Corp. Revenue:
Health System, AGM	5.000%	2/15/22	1,110,000	1,136,474
Health System, AGM	5.125%	2/15/23	3,750,000	3,844,350
Health System, AMBAC	5.000%	2/15/20	3,000,000	3,007,890
New York State Dormitory Authority Revenue:
Bonds, FHA, Menorah Campus Nursing Home	6.100%	2/1/37	1,500,000	1,505,475
Municipal Health Facilities	5.000%	1/15/28	7,000,000	7,221,270
Municipal Health Facilities	5.000%	1/15/32	25,000,000	25,597,750
New York and Presbyterian Hospital, AGM, FHA	5.000%	8/15/36	17,500,000	17,870,125
New York University Hospitals Center	5.000%	7/1/26	10,000,000	10,092,600
Non-State Supported Debt, Insured Mortgage Hospital Montefiore, FHA	5.000%	8/1/22	2,500,000	2,643,400
Non-State Supported Debt, Insured Mortgage Hospital Montefiore, FHA	5.000%	8/1/24	2,000,000	2,080,400
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.250%	5/1/30	8,750,000	8,903,825
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/33	3,000,000	3,092,730
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/37	13,000,000	13,420,550
North Shore University Hospital, NATL	5.500%	11/1/14	2,500,000	2,769,500
Park Ridge Housing Inc., FNMA	6.375%	8/1/20	1,000,000	1,012,590
Park Ridge Housing Inc., FNMA	6.500%	8/1/25	1,470,000	1,488,037
State Supported Debt Mental Health Services Facilities Improvement, AGM	5.250%	8/15/30	70,000	70,101
United Cerebral Palsy, AMBAC	5.125%	7/1/21	1,500,000	1,544,895
New York State Dormitory Authority Revenue, Non- State Supported Debt, Mount Sinai Hospital	5.000%	7/1/26	5,000,000	5,118,400
New York State Medical Care Facilities, Hospital & Nursing Home Insured Mortgage, FHA	7.000%	8/15/32	790,000	793,168
Syracuse, NY, Industrial Development Agency Revenue, Refunding, James Square Association, FHA	7.000%	8/1/25	1,250,000	1,255,012

Total Health Care				126,042,720

Housing - 8.3%
New York City, NY, HDC:
Cadman Project, FHA	6.500%	11/15/18	916,836	978,796
Kelly Project	6.500%	2/15/18	726,892	763,535
New York City, NY, HDC, MFH Rental Revenue, Seaview Towers	4.600%	7/15/26	8,275,000	8,127,622	(a)
New York City, NY, HDC, MFH Revenue	4.600%	11/1/26	6,250,000	6,290,500	(a)
New York City, NY, HDC, MFH Revenue	4.950%	11/1/39	10,000,000	10,070,400
New York City, NY, HDC, MFH Revenue	4.700%	11/1/40	5,000,000	4,692,700	(a)
New York City, NY, HDC, MFH Revenue	5.150%	11/1/45	1,630,000	1,648,305
New York State Housing Finance Agency:
Affordable Housing Revenue	5.000%	11/1/40	4,500,000	4,515,615
Affordable Housing Revenue	5.200%	11/1/45	2,500,000	2,536,900
New York State Housing Finance Agency Revenue	5.250%	11/1/41	2,000,000	2,043,740
New York State Housing Finance Agency Revenue:
Affordable Housing	4.800%	11/1/34	4,450,000	4,511,410
Affordable Housing	4.850%	11/1/41	8,500,000	8,517,595
New York State Mortgage Agency Revenue:
Homeowner Mortgage	5.350%	10/1/18	9,200,000	9,204,324	(a)
Homeowner Mortgage	4.750%	10/1/22	1,950,000	1,984,729	(a)
Homeowner Mortgage	5.800%	10/1/28	145,000	145,396	(a)
Homeowner Mortgage	5.200%	10/1/32	4,000,000	3,942,640	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Housing - continued
Homeowner Mortgage	5.350%	10/1/33	$8,250,000	$8,577,855
Homeowner Mortgage	6.600%	10/1/38	3,700,000	3,971,321
Rensselaer Housing Authority, MFH Mortgage Revenue, Rensselaer Elderly Apartments	7.750%	1/1/11	170,000	170,075

Total Housing				82,693,458

Industrial Revenue - 4.6%
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	7,150,000	7,229,508
Goldman Sachs Headquarters	5.500%	10/1/37	30,000,000	31,300,500
Monroe County, NY, IDA Revenue, Public Improvement, Canal Ponds Park	7.000%	6/15/13	230,000	231,555
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities, Finance Authority Revenue, American Airlines Inc.	6.450%	12/1/25	1,710,000	1,424,635
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	5,000,000	5,458,700

Total Industrial Revenue				45,644,898

Leasing - 5.2%
New York State Dormitory Authority Revenue:
City University Systems	7.500%	7/1/10	495,000	495,000
City University Systems, Third Generation, FGIC	5.250%	7/1/25	16,925,000	16,928,554
School District Financing Program, NATL	5.750%	10/1/17	1,500,000	1,598,895
State University Educational Facilities	5.250%	5/15/13	2,030,000	2,195,892
State University Educational Facilities, AGM	5.875%	5/15/17	12,110,000	14,214,112
State University Educational Facilities, FGIC	5.250%	5/15/19	5,000,000	5,350,200
New York State Dormitory Authority, Lease Revenue, State University Dormitory Facilities	5.000%	7/1/39	7,250,000	7,456,045
New York State Urban Development Corp. Revenue, State Facilities	5.700%	4/1/20	3,000,000	3,398,580

Total Leasing				51,637,278

Local General Obligation - 3.9%
New York, NY, GO	5.000%	8/1/26	21,000,000	22,430,220
New York, NY, GO	5.000%	8/1/27	10,000,000	10,722,700
New York, NY, GO	5.000%	8/1/28	3,000,000	3,202,710
New York, NY, GO, Unrefunded Balance	5.750%	8/1/14	320,000	324,227
Taconic Hills, NY, School District at Craryville:
FGIC, State Aid Withholding	5.000%	6/15/25	1,420,000	1,444,382
FGIC, State Aid Withholding	5.000%	6/15/26	700,000	712,152

Total Local General Obligation				38,836,391

Other - 0.2%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,750,000	1,838,393

Power - 6.8%
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	10,000,000	11,298,800
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Co. Project, RIBS	13.016%	7/14/10	3,000,000	2,999,340	(a)(b)(c)
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	12,000,000	10,651,440	(a)(d)
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	42,500,000	42,182,100

Total Power				67,131,680

Pre-Refunded/Escrowed to Maturity - 9.1%
Albany, NY Industrial Development Agency, Civic Facility Revenue, St. Rose Project, AMBAC	5.375%	7/1/31	2,755,000	2,919,474	(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pre-Refunded/Escrowed to Maturity - continued
Albany, NY Parking Authority Revenue	5.625%	7/15/25	$415,000	$439,647	(e)
MTA:
Dedicated Tax Fund, AGM	5.125%	4/1/19	2,290,000	2,669,407	(e)
Dedicated Tax Fund, AGM	5.250%	4/1/23	4,500,000	5,268,735	(e)
New York Services Contract Transportation Facilities	5.750%	7/1/13	1,670,000	1,764,205	(f)
New York Services Contract Transportation Facilities, NATL/IBC	5.500%	7/1/17	1,000,000	1,196,170	(f)
MTA of New York, Dedicated Tax Fund, FGIC	5.250%	11/15/23	11,000,000	11,717,310	(e)
New York City, NY, GO	5.750%	8/1/14	2,130,000	2,159,373	(e)
New York State Dormitory Authority Revenue:
City University Systems 4th Generation	5.250%	7/1/31	6,000,000	6,291,000	(e)
Mental Health Services Facilities, AGM	5.250%	8/15/30	2,320,000	2,332,482	(e)
State Supported Debt, Mental Health Services Facilities Improvement, AGM	5.250%	8/15/30	30,000	30,161	(e)
State University Dormitory Facility, FGIC	5.500%	7/1/26	1,000,000	1,050,960	(e)
State University Dormitory Facility, FGIC	5.500%	7/1/27	1,000,000	1,050,960	(e)
State University Dormitory Facility, FGIC	5.100%	7/1/31	12,000,000	12,564,240	(e)
State University Educational Facility, FGIC	5.000%	5/15/27	12,750,000	13,973,872	(e)
New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds	5.000%	6/15/16	4,980,000	4,993,097	(f)
New York State Thruway Authority:
Highway & Bridge Toll Revenue Fund, FGIC	5.000%	4/1/19	3,410,000	3,561,233	(e)
Highway & Bridge Toll Revenue Fund, FGIC	5.000%	4/1/20	2,000,000	2,088,700	(e)
Highway & Bridge Toll Revenue Fund, FGIC	5.000%	4/1/21	2,500,000	2,610,875	(e)
Puerto Rico Public Financial Corp.	5.500%	8/1/29	3,740,000	4,022,744	(e)
Schenectady, NY, IDA, Civic Facilities Revenue, Union College Project, AMBAC	5.625%	7/1/31	2,390,000	2,562,391	(e)
Triborough Bridge & Tunnel Authority	5.375%	1/1/19	4,200,000	4,983,426	(e)

Total Pre-Refunded/Escrowed to Maturity				90,250,462

Solid Waste/Resource Recovery - 0.2%
Essex County, NY, Industrial Development Agency Revenue, Solid Waste, International Paper Co. Project	6.150%	4/1/21	1,065,000	1,068,089	(a)
North Country, NY, Development Authority, Solid Waste Management System Revenue, Refunding, AGM	6.000%	5/15/15	755,000	825,411

Total Solid Waste/Resource Recovery				1,893,500

Special Tax Obligation - 18.6%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	20,000,000	20,582,600
New York City, NY, TFA Revenue, Future Tax Secured	5.000%	5/1/38	25,000,000	26,271,750
New York City, NY, TFA, Building Aid Revenue, St. Aid Withholding	5.250%	1/15/39	27,000,000	28,695,330
New York City, NY, Trust Cultural Resource Revenue, AMBAC, Museum of Modern Art	5.125%	7/1/31	9,000,000	9,224,280
New York State Dormitory Authority, Personal Income Tax Revenue	5.000%	3/15/37	4,000,000	4,197,520
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/23	2,630,000	2,901,337
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/31	10,000,000	10,509,500
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	12/15/35	12,435,000	12,976,793
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	2/15/39	15,875,000	16,890,048
New York State Local Assistance Corp.:
Refunded	6.000%	4/1/14	2,215,000	2,488,951

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Special Tax Obligation - continued
Refunded	5.500%	4/1/17	$3,000,000	$3,524,970
New York State Thruway Authority, Second General Highway & Bridge Trust Fund	5.000%	4/1/18	2,500,000	2,840,325
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	10,000,000	10,415,300
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	12,000,000	12,132,960
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	20,000,000	21,248,400

Total Special Tax Obligation				184,900,064

State General Obligation - 0.1%
Puerto Rico Commonwealth, GO, Refunding, Public Improvement, NATL	5.500%	7/1/16	1,250,000	1,360,025

Transportation - 5.8%
Albany, NY, Parking Authority Revenue	5.625%	7/15/25	335,000	355,073
MTA, New York Revenue:
NATL	5.000%	11/15/35	10,000,000	10,154,300
Refunding, AGM	5.000%	11/15/30	22,590,000	23,148,651
MTA, New York Service Contract, Refunding, AMBAC	5.000%	7/1/30	7,150,000	7,300,221
Port Authority of New York & New Jersey, Construction 149th, AMBAC	5.000%	11/15/27	10,000,000	10,810,200
Triborough Bridge & Tunnel Authority, NATL/IBC	5.250%	11/15/30	5,200,000	5,478,980

Total Transportation				57,247,425

Water & Sewer - 5.6%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Assured Guaranty	5.125%	7/1/47	7,250,000	7,299,518
New York City, NY, Municipal Water Finance Authority:
Water & Sewer System Revenue	5.250%	6/15/25	5,000,000	5,171,650
Water & Sewer System Revenue	5.000%	6/15/38	10,000,000	10,446,500
Water & Sewer System Revenue	5.000%	6/15/39	7,000,000	7,355,110
Water & Sewer System Revenue	5.750%	6/15/40	15,000,000	16,977,600
New York State Environmental Facilities Corp.:
Clean Water & Drinking Revolving Funds	5.000%	6/15/32	8,500,000	8,764,435
State Water Revolving Fund	7.500%	6/15/12	20,000	20,087

Total Water & Sewer				56,034,900

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $883,965,377)				942,586,292

SHORT-TERM INVESTMENTS - 3.5%
General Obligation - 3.5%
Commonwealth of Puerto Rico, GO, Refunding:
AGM, SPA-Dexia Credit Local	0.330%	7/1/10	1,800,000	1,800,000	(g)
Public Improvements, AGM, SPA-Dexia Credit Local	0.100%	7/1/10	7,600,000	7,600,000	(g)
Public Improvements, LOC-Wells Fargo Bank N.A.	0.100%	7/1/10	25,600,000	25,600,000	(g)

TOTAL SHORT-TERM INVESTMENTS (Cost - $35,000,000)				35,000,000

TOTAL INVESTMENTS - 98.4% (Cost - $918,965,377#)				977,586,292
Other Assets in Excess of Liabilities - 1.6%				15,946,979

TOTAL NET ASSETS - 100.0%				$993,533,271

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(c)	Residual interest bonds - coupon varies inversely with level of short-term tax-exempt interest rates.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

(g)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
RIBS	— Residual Interest Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority

Ratings Table†

S&P/Moody’s/Fitch‡

AAA/Aaa	24.4%
AA/Aa	43.5
A	20.3
BBB/Baa	4.8
CCC/Caa	0.2
A-1/VMIG1	3.6
NR	3.2

100.0%

†	As a percentage of total investments.

‡	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 7 through 10 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Bond Ratings (unaudited) (continued)

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Bonds rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — Bonds rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Bonds rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D — Bonds rated “D” indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

NR — indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

Standard & Poor’s Short-Term Notes Ratings

SP-1 — A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Bond Ratings (unaudited) (continued)

SP-3 — A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issuer Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” rated by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” rated by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” rated by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1 — Moody’s highest rating for issues having a demand feature— VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Obligation Ratings

MIG 1 — Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

Bond Ratings (unaudited) (continued)

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SC — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Security Ratings

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.

P-2 — Have a strong ability to repay short-term debt obligations.

P-3 — Have an acceptable ability to repay short-term debt obligations.

NP — Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligation Ratings

F1 — Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

F3 — Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset New York Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$942,586,292	—	$942,586,292
Short-term investments†	—	35,000,000	—	35,000,000

Total investments	—	$977,586,292	—	$977,586,292

Other financial instruments:
Futures contracts	$(1,886,790)	—	—	$(1,886,790)

Total	$(1,886,790)	$977,586,292	—	$975,699,502

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent

Notes to Schedule of Investments (unaudited) (continued)

payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible risks associated with economic, political, credit, or legal developments or industrial or regional matters specifically affecting New York.

(d) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$61,134,779
Gross unrealized depreciation	(2,513,864)

Net unrealized appreciation	$58,620,915

At June 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 30-Year Bonds	700	9/10	$87,363,210	$89,250,000	$(1,886,790)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$(1,886,790)	$(1,886,790)

During the period ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$84,935,156

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	August 26, 2010

By	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	August 26, 2010